1996-C

Exhibit 99.5

MONTHLY STATEMENT TO CERTIFICATEHOLDERS

SERIES 1996-C

CC MASTER CREDIT CARD TRUST II

(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,599,321,035.99
Beginning of the Month Finance Charge Receivables:	$123,320,345.99
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,722,641,381.98

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,567,455,562.28
End of the Month Finance Charge Receivables:	$122,708,870.62
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,690,164,432.90

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$682,000,000.00
End of the Month Transferor Amount	$1,885,455,562.28
End of the Month Transferor Percentage	73.44%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$63,323,264.49
60-89 Days Delinquent	$44,686,583.15
90+ Days Delinquent	$89,992,087.91

Total 30+ Days Delinquent	$198,001,935.55
Delinquent Percentage	7.36%

Defaulted Accounts During the Month	$16,694,393.33
Annualized Default Percentage	7.71%

Jan-2003	1996-C	Page 2

Principal Collections	$298,475,482.12
Principal Payment Rate	11.48%

Total Payment Rate	12.29%

INVESTED AMOUNTS

Class A Initial Invested Amount	$184,500,000.00
Class B Initial Invested Amount	$19,125,000.00
Class C Initial Invested Amount	$21,375,000.00

INITIAL INVESTED AMOUNT	$225,000,000.00

Class A Invested Amount	$246,000,000.00
Class B Invested Amount	$25,500,000.00
Class C Invested Amount	$28,500,000.00

INVESTED AMOUNT	$300,000,000.00

Class A Adjusted Invested Amount	$246,000,000.00
Class B Adjusted Invested Amount	$25,500,000.00
Class C Adjusted Invested Amount	$28,500,000.00

ADJUSTED INVESTED AMOUNT	$300,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	11.54%
PRINCIPAL ALLOCATION PERCENTAGE	11.54%

Class A Principal Allocation Percentage	82.00%
Class B Principal Allocation Percentage	8.50%
Class C Principal Allocation Percentage	9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$34,448,474.56

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$4,155,884.17

MONTHLY SERVICING FEE	$375,000.00

INVESTOR DEFAULT AMOUNT	$1,926,779.30

Jan-2003	1996-C	Page 3

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	82.00%

Class A Finance Charge Collections	$3,715,324.99
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$3,715,324.99

Class A Monthly Interest	$350,823.33
Class A Servicing Fee	$307,500.00
Class A Investor Default Amount	$1,579,959.03

TOTAL CLASS A EXCESS SPREAD	$1,477,042.63

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	8.50%

Class B Finance Charge Collections	$385,125.15
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$385,125.15

Class B Monthly Interest	$42,025.42
Class B Servicing Fee	$31,875.00

TOTAL CLASS B EXCESS SPREAD	$311,224.73
CLASS B INVESTOR DEFAULT AMOUNT	$163,776.24
CLASS B REQUIRED AMOUNT	$163,776.24

CLASS C FLOATING ALLOCATION PERCENTAGE	9.50%

CLASS C MONTHLY SERVICING FEE	$35,625.00

Jan-2003	1996-C	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$2,183,076.35

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$163,776.24

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$245,490.70

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$62,500.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$0.00

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$1,711,309.41

Jan-2003	1996-C	Page 5

EXCESS FINANCE CHARGE COLLECTIONS—GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$4,599,574.32

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-C	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	3.61%
Base Rate (Prior Month)	3.66%
Base Rate (Two Months Ago)	3.62%

THREE MONTH AVERAGE BASE RATE	3.63%

Portfolio Yield (Current Month)	10.42%
Portfolio Yield (Prior Month)	11.37%
Portfolio Yield (Two Months Ago)	10.55%

THREE MONTH AVERAGE PORTFOLIO YIELD	10.78%

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$34,448,474.56

INVESTOR DEFAULT AMOUNT	$1,926,779.30

REALLOCATED PRINCIPAL COLLECTIONS
Allocable to Class C Interests	$0.00
Allocable to Class B Certificates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	$0.00

CLASS A SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

CLASS B SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$36,375,253.86

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$9,000,000.00
Available Cash Collateral Amount	$9,000,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$0.00

Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as Servicer

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb
First Vice President